Exhibit 10.1

FIFTH OMNIBUS AMENDMENT TO SECURED NOTES, CONSENT AND SECOND AMENDMENT TO ASSET SALE UNDER SECURED NOTES AND INTERCREDITOR AGREEMENT

This FIFTH OMNIBUS AMENDMENT TO SECURED NOTES, CONSENT AND SECOND AMENDMENT TO ASSET SALE UNDER SECURED NOTES AND INTERCREDITOR AGREEMENT (this “Amendment and Consent”), is entered into as of October 21, 2021, by and among HC2 STATION GROUP, INC., HC2 LPTV HOLDINGS, INC., HC2 BROADCASTING INC., HC2 NETWORK INC., HC2 BROADCASTING LICENSE INC. (collectively, the “Subsidiary Borrowers”), HC2 BROADCASTING INTERMEDIATE HOLDINGS INC. (the “Intermediate Parent”), HC2 BROADCASTING HOLDINGS INC. (the “Parent Borrower” and, together with the Intermediate Parent and the Subsidiary Borrowers, the “Borrowers” and each, a “Borrower”), MSD PCOF PARTNERS XVIII, LLC (“MSD”), GREAT AMERICAN LIFE INSURANCE COMPANY (“GALIC”), and GREAT AMERICAN INSURANCE COMPANY (“GAIC”, and, together with GALIC, “Great American”, and Great American, together with MSD, the “Lenders”).
W I T N E S S E T H:
WHEREAS, the Borrowers have requested and MSD and Great American have agreed to extend the Maturity Date of each of the MSD Secured Note and the GA Secured Note, on the terms and subject to the conditions specified herein;
WHEREAS, pursuant to that certain Secured Note dated as of October 24, 2019 (as amended by the Consent and First Amendment to Secured Note dated December 19, 2019 and the First Omnibus Amendment to Secured Notes and Intercreditor Agreement dated February 21, 2020, the Consent dated August 17, 2020, the Second Omnibus Amendment to Secured Notes, dated August 31, 2020, the Third Omnibus Amendment to Secured Notes and Second Amendment to Intercreditor Agreement dated September 25, 2020, the Fourth Omnibus Amendment to Secured Notes and Third Amendment to Intercreditor Agreement, dated November 25, 2020, the Consent to Note Assignments and DTV Note Extensions Under Secured Notes and Intercreditor Agreement dated August 30, 2021, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “MSD Secured Note”), by and among the Borrowers and MSD, MSD made a Loan to the Borrowers pursuant to the terms and conditions thereof;
WHEREAS, pursuant to that certain Amended and Restated Secured Note dated as of October 24, 2019 (as amended by the First Omnibus Amendment to Secured Notes and Intercreditor Agreement, the Consent dated August 17, 2020, the Second Omnibus Amendment to Secured Notes, dated August 31, 2020, the Third Omnibus Amendment to Secured Notes and Second Amendment to Intercreditor Agreement dated September 25, 2020, the Fourth Omnibus Amendment to Secured Notes and Third Amendment to Intercreditor Agreement, dated November 25, 2020, the Consent to Note Assignments and DTV Note Extensions Under Secured Notes and Intercreditor Agreement dated August 30, 2021, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “GA Secured Note”), by and among the Borrowers and Great American, Great American made a Loan to the Borrowers pursuant to the terms and conditions thereof;

WHEREAS, the relative rights and priorities of the security interests granted to the Lenders under the MSD Secured Note and the GA Secured Note are governed by the terms of that certain Intercreditor Agreement dated as of October 24, 2019 (as amended by the First Omnibus Amendment to Secured Notes and Intercreditor Agreement, the Third Omnibus Amendment to Secured Notes and Second Amendment to Intercreditor Agreement dated September 25, 2020, the Fourth Omnibus Amendment to Secured Notes and Third Amendment to Intercreditor Agreement, dated November 25, 2020, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among the Borrowers, MSD, Great American and the Collateral Agent (as defined therein);
WHEREAS, pursuant to a Note Purchase Agreement (the "Continental Purchase Agreement") dated as of August 30, 2021 by and between the Parent Borrower and Continental General Insurance Company ("Continental"), Continental assigned to the Parent Borrower (the "Continental Secured Note Assignment") all of its right, title and interest in and to the Amended and Restated Secured Note dated as of December 23, 2016 between Continental and DTV America Corporation ("DTV"), in the original principal amount of $2,000,000 (as amended by the letter dated as of June 21, 2018 (the "June 2018 Letter") among DTV, Continental, the Parent Borrower, GALIC and GAIC, and the letter dated as of June 18, 2020 (the "June 2020 Letter"), the "Continental Secured Note");
WHEREAS, pursuant to a Note Purchase Agreement (the "GAIC Purchase Agreement") dated as of August 30, 2021 by and between the Parent Borrower and GAIC, GAIC assigned to the Parent Borrower (the "GAIC Secured Note Assignment") all of its right, title and interest in and to the Secured Note dated as of June 27, 2017 between GAIC and DTV, in the original principal amount of $600,000 (as amended by the June 2018 Letter and the June 2020 Letter, the "GAIC Secured Note");
WHEREAS, pursuant to a Consent to Asset Sale Under Secured Notes and Intercreditor Agreement (as amended, the “July 29 Consent”) dated as of July 29, 2021, by and among the Borrowers and the Lenders, the Lenders consented to the Outstanding Asset Sales (as defined in the July 29 Consent);
WHEREAS, the Borrowers have requested that the Lenders amend the July 29 Consent as set forth herein, and the Lenders are willing to so amend on the terms and conditions set forth herein;
WHEREAS, the Parent Borrower desires to enter into a note purchase agreement (the “GALIC Purchase Agreement”) pursuant to which GALIC will assign to the Parent Borrower (the "GALIC Secured Note Assignment") all of its right, title and interest in and to the Secured Note dated as of June 27, 2017 between DTV and GALIC, in the original principal amount of $900,000 (as amended by the June 2018 Letter and the June 2020 Letter, the "GALIC Secured Note");
WHEREAS, the Parent Borrower desires to enter into a (i) a note purchase agreement (the "Leshinski Note Purchase Agreement") pursuant to which Bruce A. Leshinski will assign to the Parent Borrower (the “Leshinski Note Assignment”) all of his right title and interest in and to the Convertible Promissory Note, dated as of March 25, 2014, between DTV and Bruce A. Leshinski, in the original principal amount of $100,000 as amended (the “Leshinski Note”), (ii) a note purchase agreement (the “Carpino Note Purchase Agreement”) pursuant to which Joseph G. Carpino will assign to the Parent Borrower (the “Carpino Note Assignment”) all of his right title and interest in and to the Convertible Promissory Note, dated as of May 1, 2014, between DTV and Joseph G. Carpino, in the original principal amount of $300,000 as amended (the "Carpino Note”) and (iii) a note purchase agreement (the "Wellman Note Purchase Agreement") pursuant to which Wayne H. Wellman will assign to the Parent Borrower (the “Wellman Note Assignment” and together with the GALIC Secured Note Assignment, the Leshinski Note Assignment and the Carpino Note Assignment, the "Note Assignments") all of his right title and interest in and to the Convertible Promissory Note, dated as of March 28, 2014, between DTV and Wayne H. Wellman, in the original principal amount of $300,000 as amended (the “Wellman Note” and together with the GALIC Secured Note, the Leshinski Note and the Carpino Note, the “Assigned Notes”);
WHEREAS, the Parent Borrower and DTV desire to revise and combine (i) the GAIC Secured Note and GALIC Secured Note into one secured promissory note and (ii) the Leshinski Note, the Carpino Note and the Wellman Note into one secured promissory note (clauses (i) and (ii), the “Note Combinations”);
WHEREAS, the Borrowers have requested that the Lenders consent to the Note Assignments pursuant to Sections 7.2(e), 7.2(i) and 7.2(k) of the MSD Secured Note and the GA Secured Note, and the Lenders are willing to do so, on the terms and subject to the conditions specified herein;
WHEREAS, the Borrowers have requested that the Lenders consent to the Note Combinations pursuant to Sections 7.2(g), 7.2(i) and 7.2(k) of the MSD Secured Note and the GA Secured Note, and the Lenders are willing to do so, on the terms and subject to the conditions specified herein;
WHEREAS, the Borrowers have requested that the Lenders release and direct amounts on deposit in the Escrow Account (as defined in the July 29 Consent) in an amount equal to $7,026,007.00, within three (3) Business Days after the Consent Effective Date, by delivering Disposition Instructions (as defined in that certain Deposit Account Control Agreement, effective as of September 7, 2021, by and among HC2 Station Group, Inc., MSD and Great American, the “Escrow Account DACA”), and to permit the Borrowers use such amounts, together with working capital, to (i) pay consideration in order to consummate the Note Assignments in an amount up to $2,288,081.89, (ii) to purchase shares of common stock of DTV pursuant to a purchase agreement or purchase agreements in an amount up to $504,623.00 (each a “DTV Equity Purchase Agreement”), and (iii) to complete a buildout of broadcast TV stations and to pay integration expenses in connection with Media Headend in an amount up to $4,233,302.11 (the uses specified in clauses (i), (ii) and (iii), the “Use of Asset Sale Proceeds”), and the Lenders are willing to do so, on the terms and subject to the conditions specified herein;
WHEREAS, the Borrowers have requested that the Lenders consent to the following reorganization transactions: (i) the transfer of Collateral from HC2 LPTV Holdings Inc. (“HC2 LPTV”) to HC2 Stations Group Inc. (“HC2 Station Group”), (ii) the transfer of Collateral from HC2 Broadcasting License Inc. (the “HC2 Broadcasting License”) to HC2 Station Group and (iii) the dissolution of HC2 LPTV and HC2 Broadcasting License (the reorganization transactions in clauses (i) through (iii) the “Borrower Consolidations”);

WHEREAS, the Borrowers have requested that the Lenders consent to the Borrower Consolidations pursuant to Sections 7.2(c), 7.2(g), 7.2(h) and 7.2(i) of the MSD Secured Note and the GA Secured Note,
WHEREAS, the Borrowers have requested that the Lenders consent to the extension of the Maturity Date under each of the MSD Secured Note and the GA Secured Note,
WHEREAS, the Lenders are willing to agree to the foregoing, on the terms and subject to the conditions specified herein; and
WHEREAS, initially capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the MSD Secured Note, the GA Secured Note and the Intercreditor Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agrees as follows.
1.Amendments to MSD Secured Note. Subject to the satisfaction of the conditions precedent to the Amendment Effective Date set forth in Section 5 below, the MSD Secured Note is amended as follows:
(a)Section 1.65 is hereby amended and restated in its entirety as follows:

“Maturity Date” means the earlier of (a) November 30, 2022 and (b) the date on which all amounts under this Note shall become due and payable.
(b)Section 1 of the MSD Secured Note is hereby amended by adding the following new defined terms in the proper alphabetical order:
“Fifth Omnibus Amendment and Consent” means that certain Fifth Omnibus Amendment to Secured Notes and Consent dated October 21, 2021 among the Borrowers, the Lender and Great American.
“Fifth Omnibus Amendment and Consent Effective Date” means the Amendment Effective Date, as defined in the Fifth Omnibus Amendment and Consent.
(c)Section 3.6 of the MSD Secured Note is hereby amended by deleting Section 3.6 and adding a new Section 3.6 as follows:
3.6    Exit Fee. As consideration for the agreements of the Lender under the Secured Note, the Borrowers agree to pay to the Lender an exit fee (the “Exit Fee”) in an amount equal to 8.0% of the aggregate principal amount of this Note on the Fifth Omnibus Amendment and Consent Effective Date, including accrued and capitalized interest earned through the Exit Fee Payment Date (as defined below), which Exit Fee shall be earned in full on the Fifth Omnibus Amendment and Consent Effective Date and due and payable on the earliest to occur (such earliest date, the “Exit Fee Payment Date”) of (a) the Maturity Date and (b) each date on which any of the Obligations are repaid, prepaid or required to be repaid or prepaid in full in cash (whether by scheduled maturity, voluntary prepayment, required prepayment, acceleration, demand, or otherwise).
(d)Section 4.2 of the MSD Secured Note is hereby amended by deleting Section 4.2(a) and adding a new Section 4.2(a) as follows:
(a) The Borrowers shall, at any time there is a Default or Event of Default under this Note, immediately turn over any payments due to any Borrower under the Continental Secured Note or, following the consummation of the applicable Note Assignment, any of the DTV Notes, to the Lender for application to the Obligations, subject to the Intercreditor Agreement;
(e)Section 7.2(k) of the MSD Secured Note is hereby amended by deleting Section 7.2(k) and adding a new Section 7.2(k) as follows:
(k) amend, restate, supplement or otherwise modify the Preferred Equity Agreement, the Investor Rights Agreement, any of the Proxies, the Voting Agreement, any Existing Note (and the Parent Borrower may not assign, sell or dispose of any of its rights thereunder; provided that the Parent Borrower may elect to extend the maturity date of the Continental Secured Note, any of the Intercompany Unsecured Bridge Notes or any of the DTV Notes in its sole discretion), or any Channel Sharing Agreement (other than as contemplated by Section 7.1(r)) in any respect.
(f)Section 1.79 of the MSD Secured Note is hereby amended by adding new clauses (xi) and (xii) to the definition of “Permitted Indebtedness” as follows:
(xi)    unsecured indebtedness in respect of unsecured letters of credit in an aggregate amount not to exceed $500,000 at any time outstanding, provided that the issuer and any beneficiary of any such letters of credit shall be a non-affiliated third party of the Borrowers.
(xii) secured indebtedness in respect of secured letters of credit in an aggregate amount not to exceed $31,250 at any time outstanding, provided that the issuer and any beneficiary of any such letters of credit shall be a non-affiliated third party of the Borrowers.
2.Amendments to GA Secured Note. Subject to the satisfaction of the conditions precedent to the Amendment Effective Date set forth in Section 5 below, the GA Secured Note is hereby amended as follows:
(a)Section 1.61 is hereby amended in its entirety as follows:

“Maturity Date” means the earlier of (a) November 30, 2022 and (b) the date on which all amounts under this Note shall become due and payable.

(b)Section 1 of the GA Secured Note is hereby amended by adding the following new defined terms in the proper alphabetical order:
“Fifth Omnibus Amendment and Consent” means that certain Fifth Omnibus Amendment to Secured Notes and Consent dated October 21, 2021 among the Borrowers, the Lender, and the Initial Lenders.
“Fifth Omnibus Amendment and Consent Effective Date” means the Amendment Effective Date, as defined in the Fifth Omnibus Amendment and Consent.
(c)The defined terms “Exit Fee” and Exit Fee Payment Date” in Section 1 of the GA Secured Note are hereby deleted and Section 1 of the GA Secured Note is hereby amended by adding the following new defined terms in the proper alphabetical order:
“GAIC Exit Fee” has the meaning set forth in Section 3.6(b).
“GAIC Exit Fee Payment Date” has the meaning set forth in Section 3.6(b).
“GALIC Exit Fee” has the meaning set forth in Section 3.6(a).
“GALIC Exit Fee Payment Date” has the meaning set forth in Section 3.6(a).
(d)Section 3 of the GA Secured Note is hereby amended by deleting Section 3.6 and adding a new Section 3.6 as follows:
    3.6    Exit Fee.
(a) As consideration for the agreements of GALIC under the Secured Note, the Borrowers agree to pay to GALIC an exit fee (the “GALIC Exit Fee”) in an amount equal to the sum of (i) 3.8% of the aggregate principal amount of this Note on the Fifth Omnibus Amendment and Consent Effective Date owed to GALIC, including accrued and capitalized interest earned through the GALIC Exit Fee Payment Date (as defined below) and (ii) $1,035,314, which GALIC Exit Fee shall be earned in full on the Fifth Omnibus Amendment and Consent Effective Date and due and payable on the earliest to occur (such earliest date, the “GALIC Exit Fee Payment Date”) of (i) the Maturity Date and (ii) each date on which any of the Obligations are repaid, prepaid or required to be repaid or prepaid in full in cash (whether by scheduled maturity, voluntary prepayment, required prepayment, acceleration, demand, or otherwise).
(b) As consideration for the agreements of GAIC under the Secured Note, the Borrowers agree to pay to GAIC an exit fee (the “GAIC Exit Fee”) in an amount equal to 4.8% of the aggregate principal amount of this Note on the Fifth Omnibus Amendment and Consent Effective Date owed to GAIC, including accrued and capitalized interest earned through the GAIC Exit Fee Payment Date (as defined below), which GAIC Exit Fee shall be earned in full on the Fifth Omnibus Amendment and Consent Effective Date and due and payable on the earliest to occur (such earliest date, the “GAIC Exit Fee Payment Date”) of (i)

the Maturity Date and (ii) each date on which any of the Obligations are repaid, prepaid or required to be repaid or prepaid in full in cash (whether by scheduled maturity, voluntary prepayment, required prepayment, acceleration, demand, or otherwise).
(e)Section 4.2 of the GA Secured Note is hereby amended by deleting Section 4.2(a) and adding a new Section 4.2(a) as follows:
(a) The Borrowers shall, at any time there is a Default or Event of Default under this Note, immediately turn over any payments due to any Borrower under the Continental Secured Note or, following the consummation of the applicable Note Assignment, any of the DTV Notes, to MSD for application to the Obligations, subject to the Intercreditor Agreement;
(f)Section 7.2(k) of the GA Secured Note is hereby amended by deleting Section 7.2(k) and adding a new Section 7.2(k) as follows:
(k)    amend, restate, supplement or otherwise modify the Preferred Equity Agreement, the Investor Rights Agreement, any of the Proxies, the Voting Agreement, any Existing Note (and the Parent Borrower may not assign, sell or dispose of any of its rights thereunder; provided that the Parent Borrower may elect to extend the maturity date of the Continental Secured Note, any of the Intercompany Unsecured Bridge Notes or any of the DTV Notes in its sole discretion), any Channel Sharing Agreement (other than as contemplated by Section 7.1(r)), or the King Forward Pledge Agreement in any respect.
(g)Section 1.79 of the GA Secured Note is hereby amended by adding new clauses (xi) and (xii) to the definition of “Permitted Indebtedness” as follows:
(xi)    unsecured indebtedness in respect of unsecured letters of credit in an aggregate amount not to exceed $500,000 at any time outstanding, provided that the issuer and any beneficiary of any such letters of credit shall be a non-affiliated third party of the Borrowers.
(xii) secured indebtedness in respect of secured letters of credit in an aggregate amount not to exceed $31,250 at any time outstanding, provided that the issuer and any beneficiary of any such letters of credit shall be a non-affiliated third party of the Borrowers.
3.Lenders Consent.
(a)Subject to the satisfaction of the conditions precedent to the Consent Effective Date set forth in Section 5 hereof, and in reliance upon the representations and warranties made by each Borrower in Section 7 hereof, and subject to the other terms and conditions herein, the Lenders hereby consent to (i) each of the Note Assignments as set forth in the applicable Purchase Agreements (as defined below) pursuant to Sections 7.2(e), 7.2(i), 7.2(k) and any other provision of the MSD Secured Note and GA Secured Note, (ii) the Use of Asset Sale Proceeds, (iii) the Note Consolidations pursuant to Sections 7.2(g), 7.2(i), 7.2(k) and any other provision of the MSD Secured Note and GA Secured Note and (iv) the Borrower

Consolidations pursuant to Sections 7.2(c), 7.2(g), 7.2(h) and 7.2(i) and any other provision of the MSD Secured Note and GA Secured Note.
(b)Subject to each Lender’s confirmation to MSD of the satisfaction of the conditions precedent to the Consent Effective Date set forth in Section 5 hereof (which confirmation may be sent via email, upon which MSD may unconditionally rely without verification), each Lender hereby directs MSD, in its capacity as Directing Lender to deliver Disposition Instructions (as defined in the Escrow Account DACA) to Signature Bank, for the transfer of $7,026,007.00 from the Account (as defined in the Escrow Account DACA) to HC2 Station Group, Inc.’s account #15031137425 at Signature Bank.
4.Amendments to July 29 Consent. Effective as of the Consent Effective Date, Section 2(a)(iii) of the July 29 Consent is hereby amended and restated in its entirety as follows:
“the Escrow Account shall at all times maintain at least $5,000 in such Escrow Account at all times; and”
5.Conditions to Effectiveness. With respect to each of the Note Assignments, the Use of Asset Sale Proceeds contained in clauses (i) and (ii) of the definition thereof, this Consent shall be effective as of the date when the conditions set forth in Sections 4(a), 4(b), 4(c), 4(d) and 4(e) have been satisfied (or waived in the reasonable discretion of the Lenders) (such date, the “Consent Effective Date”). With respect to the amendments to the MSD Secured Note and the GA Secured Note set forth in Section 1 and Section 2 hereof (the “Note Amendments”), the consent for the Use of Asset Sale Proceeds set forth in clauses (iii) and (iv), the consent for the Borrower Consolidations and the Note Amendments shall be effective when all of the following conditions have been satisfied (such date, the “Amendment Effective Date”):
(a)Consent. The Lenders shall have received counterparts of this Consent duly executed and delivered by each party hereto;
(b)Purchase Agreement(s). The Lenders shall have received a copy of the GALIC Purchase Agreement, the Leshinski Note Purchase Agreement, the Carpino Note Purchase Agreement and the Wellman Note Purchase Agreement (collectively, the “Purchase Agreements”), and the DTV Equity Purchase Agreement, which Purchase Agreements and DTV Equity Purchase Agreement, shall be (i) in form and substance reasonably satisfactory to the Lenders, (ii) duly executed and delivered by each party thereto, and (iii) certified by the Borrowers as a true and correct copy thereof as of the applicable date of the closing and the consummation of the applicable Note Assignment and each Equity Purchase Agreement (each a "Purchase Agreement Closing Date");
(c)Fees, Costs and Expenses. The Borrowers shall have paid all fees, costs and expenses due and payable as of the date hereof under the MSD Secured Note and the GA Secured Note, including without limitation all attorney’s fees and expenses incurred by the Lenders;

(d)Representations and Warranties. The representations and warranties set forth in Section 7 hereof shall be true and correct as of the date hereof and as of the applicable Purchase Agreement Closing Date;
(e)Updated Schedules. The Lenders shall have received updated schedules to each of the MSD Secured Note and the GA Secured Note as attached hereto as Exhibit A;
(f)DTV Joinder. The Lenders shall have received all documents, in each case in form and substance reasonably satisfactory to the Lenders, to add DTV America Corporation as a Borrower to the MSD Secured Note and the GA Secured Note and to grant the Lenders a first priority security interest and lien in DTV America Corporation and on all of the assets of DTV America Corporation and in each case, duly executed and/or delivered by each party thereto (including but not limited to tax, lien, judgement and bankruptcy searches, good standing certificate, UCC-1 financing statement); and
(g)Subordination Agreement. The Lenders shall have received a subordination agreement (the “Subordination Agreement”) in form and substance satisfactory to them, pursuant to which the Parent Borrower subordinates its interests, claims and liens in and to the Continental Secured Note and the DTV Notes to those of the Lenders under the MSD Secured Note and the GA Secured Note.
6.Post-Closing Obligation. Within ninety (90) days of the Consent Effective Date, the Lenders shall have received an extension letter for each of the Subordinated Notes (as defined in the Subordination Agreement) that extends the maturity date of each such Subordinated Note to no earlier than December 1, 2022
7.Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants to the Lenders as follows:
(a)the execution and delivery of this Consent, and the performance of the MSD Secured Note, the GA Secured Note, and the Intercreditor Agreement (i) have been duly authorized by all proper and necessary action of the board of directors of such Borrower; and (ii) do not and will not conflict with (x) any material provision of Law or regulatory requirements to which such Borrower is subject, or (y) any charter, bylaw, stock provision, partnership agreement or other document pertaining to the organization, power or authority of such Borrower;
(b)there is no material outstanding decree, decision, judgment or order that has been issued by any court, Governmental Authority, agency or arbitration authority against such Borrower or its FCC Licenses;
(c)(x) no Borrower is in default under or with respect to any Contractual Obligation of such Borrower that could, either individually or in the aggregate reasonably be expected to result in a Material Adverse Change; or (y) no consent or approval of any public authority or any other third party is required as a condition to the validity of this Consent;
(d)each of this Consent and each Note Document (as defined in each of the MSD Secured Note and the GA Secured Note) is the valid and legally binding obligation of such Borrower, enforceable against such Borrower in accordance with its respective terms;

(e)the representations and warranties contained in Section 7.3 of the MSD Secured Note and in Section 7.3 of the GA Secured Note are true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Consent (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date); and
(f)no Default or Event of Default has occurred and is continuing.
8.Further Assurances. At any time upon the reasonable request of any Lender, each Borrower shall promptly execute and deliver to the Lenders any additional documents as such Lender shall reasonably request pursuant to the Note Documents (as defined in the MSD Secured Note and the GA Secured Note), in each case in form and substance reasonably satisfactory to the Lenders.
9.Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial. THIS CONSENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW, SUBMISSION TO JURISDICTION, VENUE, AND WAIVER OF JURY TRIAL SET FORTH IN SECTION 11 OF THE MSD SECURED NOTE AND SECTION 11 OF THE GA SECURED NOTE, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
10.Binding Effect. This Consent shall be binding upon the Borrowers and shall inure to the benefit of the Lenders, together with their respective successors and permitted assigns.
11.Effect on Note Documents. The terms and provisions set forth in this Consent shall supersede all inconsistent terms and provisions of the MSD Secured Note, the GA Secured Note, and the Intercreditor Agreement, and shall not be deemed to be a consent to or a modification or amendment of any other term or condition of the MSD Secured Note, the GA Secured Note, or the Intercreditor Agreement. Except as expressly modified and superseded by this Consent, the terms and provisions of the MSD Secured Note, the GA Secured Note, each of the other Note Documents (as defined in the MSD Secured Note and the GA Secured Note) and the Intercreditor Agreement are ratified and confirmed and shall continue in full force and effect.
12.Release.
(a)In consideration of the agreements of the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges each of the Lenders, its successors and assigns, and its direct and indirect owners, partners, members, managers, consultants, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives, and all persons acting by, through, under or in concert with any of them (the Lenders and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”) of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, recoupment, rights of setoff, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, contingent or mature, suspected or unsuspected, both at law and in equity, which any Borrower or any of its respective successors, affiliates, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Consent, including, without limitation, for or on account of, or in relation to, or in any way in connection with this Consent or any of the other Note Documents (as defined in the MSD Secured Note and the GA Secured Note) or transactions thereunder or related thereto.
(b)Each Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(c)Each Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
(d)In entering into this Consent, each Borrower has consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the release set forth above does not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The release set forth herein shall survive the termination of this Consent and the Note Documents and the payment in full of the Obligations (Note Documents and Obligations, each as defined in the MSD Secured Note and the GA Secured Note).
(e)Each Borrower acknowledges and agrees that the release set forth above may not be changed, amended, waived, discharged or terminated orally.
13.Miscellaneous
(a)This Consent is a “Note Document” under both the MSD Secured Note and the GA Secured Note. Any breach of any term, covenant, agreement, or representation or warranty shall be an immediate Event of Default under each of the MSD Secured Note and the GA Secured Note and any failure to satisfy any conditions under this Consent shall be deemed an automatic and immediate withdrawal of the agreements of the Lenders hereunder. This Consent may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of this Consent by telefacsimile or other electronic image scan transmission (e.g., “PDF” or “tif” via email) shall be equally effective as delivery of a manually executed counterpart of this Consent.

(b)If any term or provision of this Consent is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Consent or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Consent so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.
(c)The headings of the various Sections and subsections herein are for reference only and shall not define, modify, expand or limit any of the terms or provisions hereof.
(d)This Consent shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.
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IN WITNESS WHEREOF, the Borrowers and the Lenders have caused this Consent to be duly executed by its authorized officer as of the day and year first above written.
HC2 BROADCASTING HOLDINGS INC.,
as the Parent Borrower

By:    /s/ Wayne Barr
    Name:    Wayne Barr, Jr.
    Title:    President & Chief Executive Officer

HC2 BROADCASTING INTERMEDIATE HOLDINGS INC.,
as the Intermediate Parent

By:    /s/ Wayne Barr
    Name:    Wayne Barr, Jr.
    Title:    Chief Executive Officer

HC2 STATION GROUP, INC.,
as a Subsidiary Borrower

By:    /s/ Wayne Barr
    Name:    Wayne Barr, Jr.
    Title:    Chief Executive Officer

HC2 LPTV HOLDINGS, INC.,
as a Subsidiary Borrower

By:    /s/ Wayne Barr
    Name:    Wayne Barr, Jr.
    Title:    Chief Executive Officer

[HC2 - Signature Page to Consent]

HC2 BROADCASTING INC.,
as a Subsidiary Borrower

By:    /s/ Wayne Barr
    Name:    Wayne Barr, Jr.
    Title:    Chief Executive Officer

HC2 NETWORK INC.,
as a Subsidiary Borrower

By:    /s/ Wayne Barr
    Name:    Wayne Barr, Jr.
    Title:    Chief Executive Officer

HC2 BROADCASTING LICENSE INC.,
as a Subsidiary Borrower

By:    /s/ Wayne Barr
    Name:    Wayne Barr, Jr.
    Title:    Chief Executive Officer

[HC2 - Signature Page to Consent]

MSD PCOF PARTNERS XVIII, LLC

By:    /s/ Marcello Liguori
    Name:    Marcello Liguori
    Title: Voce {resodemt

[HC2 - Signature Page to Consent]

GREAT AMERICAN LIFE INSURANCE
                        COMPANY
BY: BARINGS LLC AS INVESTMENT ADVISER

By:    /s/ Mark Hindson
    Name:    Mark Hindson
    Title:    Managing Director

[HC2 - Signature Page to Consent]

GREAT AMERICAN INSURANCE
                        COMPANY

By:    /s/ Mark Hindson
    Name:
    Title:

[HC2 - Signature Page to Consent]

Exhibit A

Updated Schedules

[Please see attached.]